Exhibit 99.2

FIRST AMENDMENT TO THE SECOND AMENDED AND

RESTATED PARTNERS' AGREEMENT

by and among

BLACKSTONE UTP CAPITAL PARTNERS L.P.,

BLACKSTONE UTP CAPITAL PARTNERS A L.P.,

BLACKSTONE UTP OFFSHORE CAPITAL PARTNERS L.P.,

BLACKSTONE FAMILY MEDIA PARTNERSHIP III L.P.,

BLACKSTONE UTP CAPITAL LLC,

BLACKSTONE UTP CAPITAL A LLC,

BLACKSTONE UTP OFFSHORE CAPITAL LLC,

BLACKSTONE FAMILY MEDIA III LLC,

UNIVERSAL CITY PROPERTY MANAGEMENT II LLC

and

UNIVERSAL STUDIOS, INC.

Dated as of October 22, 2009

FIRST AMENDMENT TO THE SECOND AMENDED AND
RESTATED PARTNERS' AGREEMENT

This FIRST AMENDMENT TO THE SECOND AMENDED AND RESTATED PARTNERS' AGREEMENT (the "First Amendment") is made and entered into as of October 22, 2009, by and among (a) Blackstone UTP Capital Partners L.P., a Delaware limited  partnership ("Blackstone UTP"), Blackstone UTP Capital Partners A L.P., a Delaware limited partnership ("Blackstone UTP A"), Blackstone UTP Offshore Capital Partners L.P., a Cayman Islands exempted limited partnership ("Blackstone Offshore"), Blackstone Family Media Partnership III L.P., a Delaware limited partnership ("Blackstone FMP"), Blackstone UTP Capital LLC, a Delaware limited liability company ("UTP LLC"), Blackstone UTP Capital A LLC, a Delaware limited liability company ("UTP A LLC"), Blackstone UTP Offshore Capital LLC, a Delaware limited liability company ("Offshore LLC") and Blackstone Family Media III LLC ("Family LLC" and, together with Offshore LLC, UTP A LLC, UTP LLC, Blackstone FMP, Blackstone Offshore, Blackstone UTP A and Blackstone UTP, collectively, the "Blackstone Partners" and individually, each a "Blackstone Partner"), on the one hand, and (b) Universal Studios, Inc., a Delaware corporation ("Universal Parent") and Universal City Property Management II LLC, a Delaware limited liability company ("UniCo II," and collectively with Universal Parent, the "NBCU Parties" and individually, each an "NBCU Party"), on the other hand.  The terms "Blackstone Partners" and "NBCU Parties" include the successors-in-interest, respectively, of the Blackstone Partners and the NBCU Parties.  Each of the aforementioned entities is referred to as a "Party," and all of them are collectively referred to as "Parties."

W I T N E S S E T H:

WHEREAS, the Parties hereto and/or their predecessors have entered into the Second Amended and Restated Partners' Agreement dated as of December 9, 2004 (the "Partners' Agreement"); and

WHEREAS, the Blackstone Partners and the NBCU Parties desire to amend the Partners' Agreement upon the terms and subject to the conditions set forth in this First Amendment;

NOW, THEREFORE, in consideration of the mutual covenants, representations, warranties and agreements hereinafter set forth, and intending to be legally bound hereby, the Parties agree as follows:

1. Certain Defined Terms.  Words and phrases which are introduced by initial capitals and which are not otherwise defined in this First Amendment shall have the same meaning as in the Partners' Agreement.

2. Amendments to Section 1.

2.1 Section 1 of the Partners' Agreement shall be amended to include the following defined terms:

"1.4 "First Amendment" means the First Amendment to this Agreement, dated as of October 22, 2009, among the Parties."

"1.5 "Suspension Period" means the period beginning with the date of execution of the Credit Agreement to be entered into among UTP LLC, UTP A LLC, Offshore LLC and Family LLC, the lenders party thereto, Bank of America, N.A., as syndication agent, and JPMorgan Chase Bank, N.A., as administrative agent in connection with a term loan facility in an aggregate principal amount of approximately $300 million, and continuing through the one-year anniversary of such date, during which period the provisions of Sections 2.4(a), (b), (c) and (d) hereof shall not be applicable to the rights and obligations of the Parties."

3. Amendments to Section 2.

3.1 Section 2.3(a) of the Partners' Agreement shall be amended by adding the following language at the end of Section 2.3(a):

"Notwithstanding the foregoing, during the Suspension Period, the provisions of Section 2.4 hereof will not become effective if the Other Group does not elect to purchase the ownership interest of the Offering Group prior to the expiration of the Offer Period.  For the avoidance of doubt, any offers and Offer Notices initiated during the Suspension Period by an Offering Group to the Other Group will not cause the provisions of Section 2.4 to become effective or be applicable to the Parties, even if the Offer Period applicable to such offer or Offer Notice extends beyond the end of the Suspension Period."

3.2 Section 2.4(a) of the Partners' Agreement is further amended by deleting the second sentence of Section 2.4(a) and substituting the following:

"The 'Third Party Sale Period' will, except as provided for in Section 2.3(a) hereof, begin on the expiration of the Offer Period and will end on the earlier of (i) the 270th day following the beginning of the Third Party Sale Period or (ii) the date on which both Groups agree in writing to abandon the Third Party Sale."

4. Amendment to Exhibit A.

4.1 Exhibit A to the Partners' Agreement is hereby deleted and replaced in its entirety by Exhibit A attached hereto.

5. Effectiveness.  This First Amendment and the aforementioned amendments to Sections 1 and 2 of the Partners' Agreement shall not become effective until either (i) the requisite lenders under UCDP’s senior secured credit facilities shall have consented to permit the actions contemplated above and any related actions; or (ii) UCDP’s senior secured credit facilities shall be amended on terms that permit the actions contemplated above and any related actions.

6. Otherwise Unchanged.  Wherever the Partners' Agreement is referred to therein or in any other agreements, documents or instruments, such reference shall be to the Partners' Agreement, as amended hereby.  Except as expressly and specifically amended by this First Amendment, the Partners' Agreement shall remain unchanged.

7. Governing Law.  This First Amendment shall be interpreted and governed by the laws of the State of Florida, without regard to its conflicts of laws provisions.

8. Counterparts.  This First Amendment may be executed in one or more counterparts, each of which shall be deemed an original, but all of which together will constitute one and the same instrument.

9. Headings.  The descriptive headings contained in this First Amendment are for the convenience of reference only, shall not be deemed to be a part of this First Amendment and shall not affect in any way the meaning, construction or interpretation of this First Amendment.

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IN WITNESS WHEREOF, the Parties have signed this First Amendment on the day and year first above written.

UNIVERSAL STUDIOS, INC.

By:            /s/ Lynn Calpeter
Name:           Lynn Calpeter
Title:           Executive Vice President and CFO

UNIVERSAL CITY PROPERTY
MANAGEMENT II LLC

By:  /s/ Lynn Calpeter
Name:           Lynn Calpeter
Title:           Executive Vice President

Signature Page to First Amendment to Second Amended and Restated Partners' Agreement

BLACKSTONE UTP CAPITAL PARTNERS L.P.

By:	BLACKSTONE MEDIA MANAGEMENT ASSOCIATES III L.L.C.

By: /s/ Peter Wallace
Name: Peter Wallace
Title: President & Treasurer

BLACKSTONE UTP CAPITAL PARTNERS A  L.P.

By:	BLACKSTONE MEDIA MANAGEMENT ASSOCIATES III L.L.C.

By: /s/ Peter Wallace
Name: Peter Wallace
Title: President & Treasurer

BLACKSTONE UTP OFFSHORE CAPITAL PARTNERS L.P.

By:	BLACKSTONE MEDIA MANAGEMENT ASSOCIATES III L.L.C.

By: /s/ Peter Wallace
Name: Peter Wallace
Title: President & Treasurer

BLACKSTONE FAMILY MEDIA PARTNERSHIP III L.P.

By:	BLACKSTONE MEDIA MANAGEMENT ASSOCIATES III L.L.C.

By: /s/ Peter Wallace
Name: Peter Wallace
Title: President & Treasurer

BLACKSTONE UTP CAPITAL LLC

By:	BLACKSTONE MEDIA MANAGEMENT ASSOCIATES III L.L.C.

By: /s/ Peter Wallace
Name: Peter Wallace
Title: President & Treasurer

BLACKSTONE UTP CAPITAL A LLC

By:	BLACKSTONE MEDIA MANAGEMENT ASSOCIATES III L.L.C.

By: /s/ Peter Wallace
Name: Peter Wallace
Title: President & Treasurer

BLACKSTONE UTP OFFSHORE CAPITAL LLC

By:	BLACKSTONE MEDIA MANAGEMENT ASSOCIATES III L.L.C.

By: /s/ Peter Wallace
Name: Peter Wallace
Title: President & Treasurer

BLACKSTONE FAMILY MEDIA III LLC

By:	BLACKSTONE MEDIA MANAGEMENT ASSOCIATES III L.L.C.

By:/s/ Peter Wallace
Name: Peter Wallace
Title: President & Treasurer

Signature Page to First Amendment to Second Amended and Restated Partners' Agreement

EXHIBIT A

OTHER ORLANDO ASSETS

1.
The 50.45% interest of Universal Studios Hotel LLC in Universal Rank Hotel Partners (Universal Rank Hotel Partners is, in turn, a 50% partner in UCF Hotel Venture, which owns the Loews Portofino Bay Hotel, the Hard Rock Hotel, the Loews Royal Pacific Resort and the Common Support Facility).

2.	The 100% interest of Universal Studios Water Parks LLC in Universal Studios Water Parks Florida LLC, which owns the Wet 'n Wild Orlando water park.

3.	The 100% interest of Vivendi Universal Entertainment LLLP in Universal Studios Store Orlando LLC, which owns the Universal Studios Store at Universal CityWalk Orlando.

Signature Page to First Amendment to Second Amended and Restated Partners' Agreement